UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 619100, Dallas, Texas	75261-9100
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 281-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 5, 2025, Kimberly-Clark Corporation (“Kimberly-Clark” or the “Corporation”) issued a press release announcing the entry into an agreement with Suzano S.A. (“Suzano”) to form a joint venture to create a preeminent international company in consumer tissue and professional products. The joint venture will be comprised of substantially all of Kimberly-Clark’s International Family Care and Professional (“IFP”) business.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information, including Exhibit 99.1 attached hereto, in Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 8.01	Other Events.

As disclosed under Item 7.01 of this Current Report, on June 5, 2025, Kimberly-Clark announced that the Corporation and Suzano will form a joint venture comprised of substantially all of Kimberly-Clark’s IFP business. To facilitate the joint venture, the Corporation and Suzano International Holding B.V., a wholly-owned subsidiary of Suzano (“Buyer”) have entered into an Equity and Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which Kimberly-Clark agreed to divest a 51% interest in its global business of consumer and professional tissue products, including bath tissue, towels, table napkins, hard rolls, facial tissue, and wipe products, as conducted through the Corporation’s IFP segment and solely in Europe, the United Kingdom, Ireland, Africa, South America, Central America, the Middle East, Asia (including Southeast Asia) and Oceania, excluding certain jurisdictions specified in the Purchase Agreement (the “Business”), to Buyer. Pursuant to the Purchase Agreement, Kimberly-Clark will, among other things, effectuate a reorganization of the Business through the transfer of certain Business-related assets, liabilities and equity interests to Kimberly-Clark IFP NewCo B.V., an indirect wholly-owned subsidiary of the Corporation (the “Company”). At the closing of the transaction (the “Closing”), Buyer will acquire a fifty-one percent (51%) interest in the Company, for a purchase price of approximately $1.7 billion, subject to certain post-Closing adjustments. Kimberly-Clark will retain a forty-nine percent (49%) interest in the Company.

The transaction is expected to close in mid-2026, subject to the satisfaction or waiver of customary closing conditions, including receipt of required regulatory approvals, completion of certain aspects of the pre-Closing reorganization and certain employee consultation requirements. At the Closing, K-C (together with certain of its subsidiaries), the Company, Suzano and Buyer will also enter into a joint venture agreement (the “JVA”), which agreement will set forth provisions relating to, among other things, the governance of the Company following the Closing (generally commensurate with the parties’ relative ownership), transfer restrictions with respect to the parties’ interests in the Company, and certain other ancillary agreements that will govern, among other things, intellectual property rights, transition services and transitional supply arrangements.

The JVA will provide for Kimberly-Clark’s and Suzano’s rights and responsibilities with respect to the Company, including with respect to the board of directors (a majority of which will be appointed by Buyer), certain approval rights in favor of Kimberly-Clark and limitations on transfers. At certain specified times and subject to certain conditions, Buyer will have an option to purchase Kimberly-Clark’s equity interests in the Company, pursuant to the terms and conditions of, and in accordance with, a formula set forth in the JVA.

The foregoing summary of the Purchase Agreement and related agreements and documents is entirely qualified by reference to the terms of such documents.

Forward-Looking Statements

This Current Report contains certain forward-looking statements concerning the Corporation and the proposed transaction with Suzano to acquire an interest in the Business. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “plan,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction, including anticipated future financial and operating results, the Corporation’s and the Company’s objectives, expectations and intentions, expectations regarding the Company’s performance, and the expected timing of completion of the proposed transaction. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the failure to satisfy any of the conditions to the proposed transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the definitive agreements; adverse effects on the market price of Kimberly-Clark’s common stock and on Kimberly-Clark’s operating results because of a failure to complete the proposed transaction in the anticipated timeframe or at all; negative effects of the pendency or consummation of the proposed transaction on the market price of Kimberly-Clark’s common stock and on Kimberly-Clark’s operating results; the risk of litigation or regulatory actions; the possibility that Kimberly-Clark may not fully realize the projected benefits of the proposed transaction within the expected timeframe or at all; business disruption during the pendency of or following the proposed transaction; diversion of management time from ongoing business operations due to the proposed transaction; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk that the proposed transaction and its announcement or Kimberly-Clark’s strategy generally could have an adverse effect on the ability of the Corporation or the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; the effects of developments related to tariffs and proposed increases in tariffs on imported goods and the impacts it may have on Kimberly-Clark’s operations and financial results; and other risks and uncertainties detailed in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including in the sections thereof captioned “Risk Factors” as well as in its subsequent reports on Form 8-K and Form 10-Q, all of which are filed with the SEC and available at www.sec.gov and www.kimberly-clark.com. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. The Corporation assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law. References to our and the SEC’s website are inactive textual references only. Information contained on our and the SEC’s website is not incorporated by reference in this communication and should not be considered to be a part of this communication.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated June 5, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: June 5, 2025	By:	/s/ Grant B. McGee
Grant B. McGee
Senior Vice President and General Counsel